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                                    Aberdeen
                               Commonwealth Income
                                   Fund, Inc.

                               Semi-Annual Report

                                 April 30, 2002

Letter to Shareholders

                                                                   June 20, 2002

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Commonwealth Income Fund, Inc. (the "Fund") for the six months ended April 30, 2002. Included in this report is a review of the Australian, Canadian, New Zealand, United Kingdom and selected Asian economies and investment markets, together with an overview of the Fund's investments prepared by the Investment Manager, Aberdeen Asset Managers (C.I.) Limited.

Change of Name of Fund

Effective July 1, 2002, the new name of the Fund will be Aberdeen Global Income Fund, Inc. This change is being made in accordance with a rule adopted by the Securities and Exchange Commission under the Investment Company Act of 1940 regarding fund names. This rule requires funds with names suggesting an investment focus to adopt a policy to invest at least 80% of the fund's assets in investments suggested by its name. Since the Fund's principal investment objective, investment policies and investment restrictions enable the Fund to invest in global debt securities as well as Commonwealth debt securities, the Board of Directors determined, at the June 19, 2002 Board meeting, that a change of the Fund's name would be appropriate.

Fund Investment Policy

In order to comply with the above-described rule adopted by the Securities and Exchange Commission, the Fund's directors adopted the following investment policy, at the June 19, 2002 Board meeting:

      For as long as the name of the Fund remains Aberdeen Global Income Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days prior written notice to shareholders.

This policy is consistent with the investment policies of the Fund set forth in the Fund's prospectus, as further amended by shareholders at the Annual Meeting of Shareholders on March 26, 1999.


                                       Aberdeen Commonwealth Income Fund, Inc. 1

High Credit Quality: 85.9% of Securities Rated or Deemed Equivalent to AA/Aa or Better

The Fund's high credit quality has been maintained. Over 85.9% of assets are rated AA/Aa or better, or are considered of equivalent quality by the Investment Manager. An additional 11.2% is held in A rated securities.

Distributions: 9.0% Annual Cash Distribution Rate

Distributions to common shareholders for the 12 months ended April 30, 2002 totaled 81.0 cents per share. Based on the share price of $8.88 on April 30, 2002, the cash distribution rate over the 12 months then ended was 9.1%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those US investors who are able to claim a tax credit.

On June 19, 2002, the Board of Directors declared a monthly distribution of 6.0 cents per share payable on July 12, 2002 to all shareholders of record as of June 28, 2002 (ex-dividend date of April 26, 2002).

The Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital. It is the Board's intention that the monthly distribution of 6.0 cents per share be maintained for 12 months, having begun with the February 2002 distribution payment. This policy is subject to regular review at the Board's quarterly meetings, unless market conditions require an earlier evaluation. The next review is scheduled to take place in September 2002.

Net Asset Value Performance: 5.6% Per Annum Return Since Inception

The Fund's total return based on Net Asset Value ("NAV") increased by 1.6% over the six months ended April 30, 2002. Since inception, the Fund's total return based on NAV has increased by 5.6% per annum to April 30, 2002. The Fund's share price fell 1.3% over the six months, from $9.00 on October 31, 2001 to $8.88 on April 30, 2002. The Fund's share price on April 30, 2002 represented a discount of 8.3% to the NAV per share of $9.69. This represents a narrowing of the discount to NAV of 9.9% on October 31, 2001.

Implementation of Global Investment Strategy

In March 1999, the Fund's shareholders approved amendments to the Fund's principal investment objective, investment policies and investment restrictions to enable the Fund to invest up to 35% of its total assets in Global Debt Securities. This strategy was proposed to be implemented in two phases. The first phase involved the immediate investment of up to 20% of the Fund's assets in Asian debt markets. On September 3, 2001, the


2 Aberdeen Commonwealth Income Fund, Inc.

Letter to Shareholders (concluded)

Board of Directors authorized the Investment Manager, in its discretion, to implement the second phase of the global investment strategy. This will now allow the Fund to invest up to 35% of its total assets in Global Debt Securities, with a view to enhancing yield.

Asian Investments: 6.3% of Total Assets Invested in Asian Debt Securities

As of April 30, 2002, 6.3% of the Fund's total assets were held in Asian debt securities, a sector that presents attractive opportunities. The Fund's ability to increase its investment in Asian markets remains constrained by the potential realization of foreign exchange losses.

Shareholders Elect Class I Directors and Directors to Represent Holders of Preferred Stock

At the Annual Meeting of Shareholders, Mr. David Lindsay Elsum, Mr. Laurence S. Freedman, Mr. E. Duff Scott and Sir David Rowe-Ham were elected by the holders of the Fund's common stock as Class I Directors to serve for a three-year term expiring at the 2005 Annual Meeting of Shareholders. Dr. Anton E. Schrafl and Mr. John T. Sheehy were elected by the holders of the Fund's preferred stock for a one-year term expiring at the 2003 Annual Meeting of Shareholders.

For information about the Fund, including weekly updates of share price, NAV, and details of recent distributions, contact Aberdeen Asset Management, Investor Relations, by:

o     calling toll free on 1-800-522-5465 or 1-212-968-8800 in the United
      States,

o     emailing to InvestorRelations@aberdeen-asset.com, or

o     visiting the website at www.aberdeen-asset.us

For information about the Aberdeen group, visit the Aberdeen website at www.aberdeen-asset.com

Yours sincerely,


/s/ Martin J. Gilbert

Martin J. Gilbert

Chairman

              All amounts are U.S. dollars unless otherwise stated.


                                       Aberdeen Commonwealth Income Fund, Inc. 3

Your Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore the exact amount of distributable income for each fiscal year can only be determined as at the end of the Fund's fiscal year, October 31. However, under the U.S. Investment Company Act of 1940, the Fund is required to indicate the source of each distribution to shareholders. The Fund estimates that distributions for the fiscal year commencing November 1, 2001, including the distribution paid on June 7, 2002, are comprised of 16% net investment income and 84% return of paid-in capital.

This estimated distribution composition may vary from month to month because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

In January 2003, a Form 1099 DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment.


4 Aberdeen Commonwealth Income Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

We invite you to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan ("the Plan") which allows you to automatically reinvest your distributions in shares of the Fund's common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per month. Under this arrangement, the Plan Agent will purchase shares for you on the stock exchange or otherwise on the open market on or about the 15th of each month unless shares of the Fund are trading at a premium, in which case, the Fund will issue additional shares. As a participant in the Plan, you will have the convenience of:

Automatic reinvestment -- the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

Lower costs -- shares purchased on your behalf under the Plan will be at reduced brokerage rates. Brokerage on share purchases is currently 2 cents per share;

Convenience -- the Plan Agent will hold your shares in non-certificated form and will provide a detailed record of your holdings at the end of each distribution period.

To request a brochure containing information on the Plan, together with an authorization form, please contact the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200 Boston, MA 02266 or call toll free on 1-800-426-5523.


                                       Aberdeen Commonwealth Income Fund, Inc. 5

Report of the Investment Manager

Share Price Performance

On April 30, 2002, the Fund's share price was $8.88, which represented a discount of 8.3% to the NAV of $9.69. At the date of this report, the share price was $9.90 representing a discount of 4.3% to the NAV of $10.35.

Distributions

The Board reduced the Fund's monthly distribution from 7.0 cents per share to
6.0 cents per share beginning with the distribution paid on February 8, 2002. The Investment Manager continues its efforts to reallocate the portfolio toward higher yielding Global Debt Securities, in addition to fixed income securities denominated in the Commonwealth Currencies. Further, with the expectation for an improving global economy in mid to late 2002, the Investment Manager anticipates improvement in the value of non-U.S. Dollar currencies. Together, these factors may enhance the Fund's net investment income and ability to realize capital gains. There can, however, be no assurance that the Investment Manager's expectations will be met.

Auction Market Preferred Stock (AMPS)

The Fund's $30 million of AMPS continued to be well bid at the weekly auctions. The average interest rate paid was 2.11% over the six months ended April 30, 2002, compared with 1.82% for 30-day U.S. commercial paper over the same period. These rates have decreased over the period, due to the lowering of interest rates by the U.S. Federal Reserve in the fourth quarter of 2001. The rates paid to preferred shareholders have decreased further since April 30, 2002 to a level of 2.05% as of the date of this report.

On September 3, 2001 the Board of Directors resolved to amend the Fund's policies with respect to derivatives to enable the Investment Manager to use interest rate swaps to hedge up to one third of the Fund's AMPS liabilities. This gives the Investment Manager the flexibility to lock in historically low U.S. dollar interest rates with respect to up to one third of the Fund's outstanding AMPS.

A significant type of risk associated with interest rate swaps is the risk that the counter-party may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreement. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in


6 Aberdeen Commonwealth Income Fund, Inc.

Report of the Investment Manager (concluded)

hedging the Fund's interest rate risk with respect to the AMPS. The implementation of this strategy will be at the discretion of the Investment Manager.

Over the past year, the impact of AMPS has been positive, largely as a result of currency movements. The Australian dollar and most Asian currencies strengthened against the U.S. dollar over the period. Further, with U.S. interest rates at historic lows, the differential between the cost of AMPS and the rates at which the Fund invests remains positive. Offsetting these impacts to some extent have been capital losses as bond yields have risen in line with signs of global recovery. Overall, the outlook over the medium-term for investment markets and the portfolio in respect of these factors is considered by the Investment Manager to be favorable, and therefore AMPS are seen as having the potential to continue to enhance total shareholder returns in the medium term.


                                       Aberdeen Commonwealth Income Fund, Inc. 7

Portfolio Composition

Geographic Composition

The table below shows the geographic composition of the Fund's total investments as of April 30, 2002, compared with the previous six and twelve months.

            TABLE 1: ABERDEEN COMMONWEALTH INCOME FUND, INC. --

                        GEOGRAPHIC ASSET ALLOCATION

================================================================================
                                April 30, 2002  October 31, 2001  April 30, 2001
                                      %               %                %
--------------------------------------------------------------------------------
Australia                            23.3            24.2             23.6
Canada                               21.5            31.2             32.8
New Zealand                          10.4             3.8              3.7
United Kingdom                       30.4            31.3             30.5
United States*                        7.4             3.8              3.8
Asia                                  7.0             5.7              5.6
--------------------------------------------------------------------------------
Total Portfolio                     100.0           100.0            100.0
================================================================================

* It is a policy of the Investment Manager to maintain a portion of the Fund's investments in U.S. short-term securities to cover distributions and expenses.

Currency Composition

The table below shows the currency composition of the Fund's total investments as of April 30, 2002, compared with the previous six and twelve months.

            TABLE 2: ABERDEEN COMMONWEALTH INCOME FUND, INC. --

                            CURRENCY ALLOCATION

================================================================================
                                April 30, 2002  October 31, 2001  April 30, 2001
                                       %              %                %
--------------------------------------------------------------------------------
Australian Dollar                    23.2            24.2             23.6
Canadian Dollar                      21.2            31.2             32.8
New Zealand Dollar                   11.7             3.8              3.7
British Pound                        29.5            31.3             30.5
United States Dollar*                 8.1             3.8              3.8
Asia Currencies                       6.3             5.7              5.6
--------------------------------------------------------------------------------
Total Portfolio                     100.0           100.0            100.0
================================================================================

*     Includes Asian Yankee bond investments.


8 Aberdeen Commonwealth Income Fund, Inc.

Maturity Composition

On April 30, 2002, the average maturity of the Fund's assets was 7.4 years, compared with 7.8 years on October 31, 2001. The Fund's modified duration was
4.7 years for the six months ended April 30, 2002, compared with 5.0 years on October 31, 2001. The table below shows the maturity composition of the Fund's investments as of April 30, 2002:

               TABLE 3: ABERDEEN COMMONWEALTH INCOME FUND, INC. --

                                MATURITY ANALYSIS

================================================================================
                   Less than 1 year      1-5 years     5-10 years  Over 10 years
                          %                %             %               %
--------------------------------------------------------------------------------

Australia                25.0             25.1          37.4            12.5
Canada                   16.6              8.7          17.7            57.0
New Zealand              26.0             57.6          16.4              --
United Kingdom           18.2             23.3          22.1            36.4
United States           100.0               --            --              --
Asia                     32.6             48.5          16.5             2.4
--------------------------------------------------------------------------------
Total Portfolio          27.2             23.2          22.3            27.3
================================================================================

Sectoral Composition

The table below shows the sectoral composition of the Fund's total investments as of April 30, 2002:

               TABLE 4: ABERDEEN COMMONWEALTH INCOME FUND, INC. --

                           SECTORAL COMPOSITION

================================================================================
                    Sovereign  Provincial/   Utilities/
                     Gov't.       State     Supranational  Corporate    Cash or
                      Bonds       Bonds         Bonds        Bonds    Equivalent
                        %           %             %            %           %
--------------------------------------------------------------------------------
Australia               6.6         9.0           1.8          2.2         3.7
Canada                 12.7         5.4           0.3          0.5         2.6
New Zealand              --          --           0.8          6.5         3.1
United Kingdom         20.3          --           2.0          5.3         2.8
United States            --          --            --           --         7.4
Asia                    4.1         0.6           0.2          0.3         1.8
--------------------------------------------------------------------------------
Total Portfolio        43.7        15.0           5.1         14.8        21.4
================================================================================


                                       Aberdeen Commonwealth Income Fund, Inc. 9

Portfolio Composition (concluded)

Quality of Investments

On April 30, 2002, 85.9% of the Fund's assets were invested in securities where either the issue or the issuer was rated at least "AA" by Standard & Poor's Corporation or "Aa" by Moody's Investors Service, Inc. or, if unrated, were judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund's portfolio as of April 30, 2002.

               TABLE 5: ABERDEEN COMMONWEALTH INCOME FUND, INC. --

                                  ASSET QUALITY

================================================================================
                       AAA/Aaa     AA/Aa        A     BBB/Baa       BB/Ba*
                          %          %          %        %            %
-------------------------------------------------------------------------------
Australia                 73.9      25.7        0.4      --           --
Canada                    12.1      73.8       14.1      --           --
New Zealand               65.7       9.1       25.2      --           --
United Kingdom            67.7      20.7       11.6      --           --
United States            100.0        --         --      --           --
Asia                      21.7        --       31.7    42.6          4.0
-------------------------------------------------------------------------------
Total Portfolio           56.0      29.9       11.2     2.6          0.3
================================================================================

*     Below investment grade.


10 Aberdeen Commonwealth Income Fund, Inc.

Market Review and Outlook

AUSTRALIA

The benchmark 10-year bond yield rose to 6.08% from 5.23% over the six months ended April 30, 2002. Bank bill yields also rose over the six months, closing at 4.63%. Recent data released has revealed a 1.3% increase in GDP in the fourth quarter of 2001, well above the market consensus expectation of a 0.8% rise. Importantly, a further run down in inventories throughout the period is expected to lead to further solid growth.

The very low level of interest rates means that housing finance for construction and building approvals could remain at relatively high levels for some time. The increased leverage of the household sector to any interest rate move is consistent with the Investment Manager's view that the monetary policy tightening cycle this year will not need to be an aggressive one. Financial conditions have already been tightened by a rising Australian dollar and fiscal policy is also set to be less expansionary in 2002.

The Australian dollar rose over the six months, closing at $0.54.

CANADA

Canada's economy expanded 0.6% in January from December, the biggest one-month gain in almost two years, and the largest monthly increase since May 2000. Employment has continued on the strong side, with private sector jobs growth of over 150,000 in the year to March. Encouraging in the March report were further gains in manufacturing employment, with total year-to-date growth now at 100,000. As expected, the Bank of Canada eased monetary policy by a further 25 basis point in January, for a cumulative decline of 375 basis points over the twelve months ended January 23, 2002. This took the interest rate to a low of 2%. The Investment Manager anticipates a 25 basis point tightening in the June quarter and an interest rate of 3% by the year end.

The Canadian dollar rose over the six months, closing at $0.64.

NEW ZEALAND

After a strong first half of 2001, growth in the NZ economy moderated in the second half, expanding by a smaller than expected 0.9%. First quarter 2002 data to date, however, suggests positive momentum has been maintained into the start of the new year, with dwelling consents, non-residential approvals, car registrations and business and consumer sentiment all higher. Despite global uncertainty, the confidence of New Zealand's consumers has remained relatively robust, providing a solid base for retail spending in the near term. The aggressive global policy response to the September 2001 terrorist attacks is now suggesting a sharper rebound for the global economy in 2002 than previously


                                      Aberdeen Commonwealth Income Fund, Inc. 11

Market Review and Outlook (concluded)

expected, and this is providing support to currencies with relatively strong domestic economic fundamentals like the Australian and New Zealand dollars. Being a small, open economy, New Zealand will benefit from stronger global demand for its exports, particularly tourism.

The New Zealand dollar rose slightly over the six months, closing at $0.45.

UNITED KINGDOM

Over the six months UK data, outside manufacturing, continued to hold up well despite some moderating of consumer activity. House price inflation eased back very slightly in March but stayed well into double digits. UK inflation eased back in February, supporting the view expressed by some Bank of England officials that erratic items significantly contributed to January's high level. Domestic pressures generally remain benign. The recent average earnings figure showed wage growth down to an annual 2.7%, reflecting big cuts in bonuses by financial firms. The Investment Manager maintains a growth forecast for the UK in 2002 at 2.0%, in line with consensus. Given the improved world economic outlook growth of 2.7% in 2003 is expected, a little below the consensus level of 2.9%.

The pound rose over the six months, closing at $1.46.

ASIA

Domestic and Yankee (U.S.$ denominated) bonds

Among domestic bond markets, the Philippines posted strong gains on the back of an accommodative monetary policy. South Korean bonds sold off on worries the Bank of Korea may begin to hike interest rates as inflationary pressures emerge. The yield curve in Thailand steepened as the market began to factor in large amounts of new issuance of longer-dated bonds. South Korea remained the Fund's favored market for investment.

Asian Yankees had a strong rally over the six months, with high-yield outperforming high-grade by a large margin, as investors continued to favor lower-rated credits in their quest for yield. Moody's upgraded South Korea's debt ratings by two notches, to A3.

Currencies

The South Korean won depreciated against the U.S. dollar over the six months, while the Singapore dollar, Philippine peso and Thai baht remained broadly unchanged. The Malaysian ringgit remained pegged to the U.S. dollar. Strong gains in local currency terms of most Asian bond markets were, for the most part, neutralized by the relative strength of the Australian dollar, which appreciated against most Asian currencies.


12 Aberdeen Commonwealth Income Fund, Inc.

Summary of Key Rates

The following table summarizes the movements of key interest rates and currencies over the last six and twelve month periods.

================================================================================
                             April 30, 2002  October 31, 2001   April 30, 2001
--------------------------------------------------------------------------------
Australia
90 day bank bills                  4.63%             4.29%            4.89%
10 year bonds                      6.08%             5.23%            5.78%
Australian Dollar                 $ 0.54            $ 0.50           $ 0.51

Canada
90 day bank bills                  2.40%             2.35%            4.44%
10 year bonds                      5.62%             4.86%            5.79%
Canadian Dollar                   $ 0.64            $ 0.63           $ 0.65

New Zealand
90 day bank bills                  5.73%             4.96%            5.84%
10 year bonds                      6.72%             6.18%            6.59%
NZ Dollar                         $ 0.45            $ 0.41           $ 0.41

United Kingdom
90 day bank bills                  4.05%             4.15%            5.58%
10 year bonds                      5.19%             4.53%            5.12%
British Pound                     $ 1.46            $ 1.45           $ 1.43

South Korea
90 day T-bills                     4.53%             4.37%            5.85%
10 year bonds                      7.23%             6.85%            7.85%
South Korean Won*              (Won)1294         (Won)1290        (Won)1315

Thailand
90 day deposits                    2.00%             2.50%            2.50%
10 year bonds                      5.62%             5.55%            5.05%
Thai Baht*                     (THB)43.3         (THB)44.7        (THB)45.6

Philippines
90 day T-bills                     4.72%            11.07%           10.78%
10 year bonds                     13.38%            17.80%           15.81%
Philippines Peso*              (PHP)50.6         (PHP)52.0        (PHP)51.4

Malaysia
90 day T-bills                     2.73%             2.73%            3.45%
10 year bonds                      4.70%              3.30            4.50%
Malaysian Ringgit*              (MYR)3.8          (MYR)3.8         (MYR)3.8

Singapore
90 day T-bills                     0.78%             0.60%            4.44%
10 year bonds                      3.91%             2.97%            4.14%
Singapore Dollar*                S$ 1.81           S$ 1.82          S$ 1.82

US$ Yankee Bonds**
South Korea                        5.52%             5.54%            7.08%
Malaysia                           6.18%             6.57%            7.47%
Philippines                        7.79%            10.19%           10.58%
================================================================================

 * These currencies are quoted Asian currency per U.S. dollar. The Australian, Canadian and New Zealand dollars and the British pound are quoted U.S. dollars per currency.
**    Sovereign issues.

      Aberdeen Asset Managers (C.I.) Limited
      June 2002


                                      Aberdeen Commonwealth Income Fund, Inc. 13

Portfolio of Investments (unaudited)

As of April 30, 2002

Principal
Amount
Local
Currency (a)                                                            Value
(000)                         Description                               (US$)
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 107.0%
AUSTRALIA -- 26.6%
Government Bonds -- 7.9%
A$

        Commonwealth of Australia,
3,000   10.00%, 10/15/02 ......................................        1,650,634
2,000   9.50%, 8/15/03 ........................................        1,132,994
1,000   10.00%, 10/15/07 ......................................          640,812
  500   8.75%, 8/15/08 ........................................          307,762
2,500   7.50%, 9/15/09 ........................................        1,458,050
1,500   6.50%, 5/15/13 ........................................          823,937
        Federal National Mortgage
        Association, Series EMTN,
2,000   6.375%, 8/15/07 .......................................        1,083,009
                                                                      ----------
        Total government bonds
        (cost US$8,211,062) ...................................        7,097,198
                                                                      ----------

Semi-Government Bonds -- 12.3%
New South Wales -- 3.6%
        New South Wales Treasury Corporation,
1,500   7.00%, 4/01/04 ........................................          828,087
4,200   7.00%, 12/01/10 .......................................        2,347,420
                                                                      ----------
                                                                       3,175,507
                                                                      ----------

Queensland -- 4.4%
        Queensland Treasury Corporation,
2,000   8.00%, 5/14/03 (Global) ...............................        1,106,112
1,000   8.00%, 9/14/07 (Global) ...............................          585,928
3,000   6.00%, 6/14/11 ........................................        1,571,228
1,250   6.00%, 6/14/21 ........................................          629,532
                                                                      ----------
                                                                       3,892,800
                                                                      ----------

Victoria -- 2.0%
        State Electricity Commission of Victoria,
  535   10.50%, 5/27/03 .......................................          303,059
        Treasury Corporation of Victoria,
1,000   9.00%, 6/27/05 ........................................          583,202
1,500   10.25%, 11/15/06 ......................................          939,516
                                                                      ----------
                                                                       1,825,777
                                                                      ----------

Western Australia -- 2.3%
A$
        Western Australia Treasury Corporation,
3,500   8.00%, 6/15/13 ........................................        2,097,785
                                                                      ----------
        Total Australian semi-government bonds
        (cost US$11,942,572) ..................................       10,991,869
                                                                      ----------

Supranational -- 2.4%
        Eurofima,
3,500   9.875%, 1/17/07 .......................................        2,172,296
                                                                      ----------
        Total Australian dollar supranational bonds
        (cost US$2,129,711) ...................................        2,172,296
                                                                      ----------

Utilities -- 1.2%
        Telstra Corp.,
2,000   11.50%, 10/15/02 ......................................        1,105,259
                                                                      ----------
        Total Australian utility bonds
        (cost US$1,397,461) ...................................        1,105,259
                                                                      ----------

Corporate Non-Banks -- 2.8%
        Brisbane Airport Corporation, Ltd.,
4,000   7.30%, 6/30/10 ........................................        2,219,872
        GE Capital Australia,
  600   6.75%, 9/15/07 ........................................          326,186
                                                                      ----------
        Total Australian corporate non-bank bonds
        (cost US$2,501,827) ...................................        2,546,058
                                                                      ----------

        Total Australian long-term investments
        (cost US$26,182,633) ..................................       23,912,680
                                                                      ----------


14 Aberdeen Commonwealth Income Fund, Inc.

As of April 30, 2002

Principal
Amount
Local
Currency (a)                                                            Value
(000)                         Description                               (US$)
--------------------------------------------------------------------------------
CANADA -- 25.2%
Government Bonds -- 16.8%
C$
        Canadian Government,
2,500   7.25%, 6/01/07 ...........................................     1,737,530
3,000   10.25%, 3/15/14 ..........................................     2,651,742
4,000   8.00%, 6/01/23 ...........................................     3,171,740
8,000   9.00%, 6/01/25 ...........................................     7,018,360
        Canada (Cayman),
  750   7.25%, 6/01/08 ...........................................       515,799
                                                                     -----------
        Total Canadian government bonds
        (cost US$16,354,692) .....................................    15,095,171
                                                                     -----------

Semi-Government Bonds -- 7.3%
British Columbia -- 1.8%
        Province of British Columbia,
2,000   9.50%, 1/09/12 ...........................................     1,605,160
                                                                     -----------
Ontario -- 1.2%
        Ontario Hydro,
  500   8.50%, 5/26/25 ...........................................       400,182
        Province of Ontario,
1,000   8.75%, 4/22/03 ...........................................       669,752
                                                                     -----------
                                                                       1,069,934
                                                                     -----------

Quebec -- 3.8%
        Quebec Hydro,
1,500   7.00%, 6/01/04 ...........................................     1,006,541
1,000   2.857%, 1/28/05 (b) ......................................       641,345
2,000   9.625%, 7/15/22 ..........................................     1,730,607
                                                                     -----------
                                                                       3,378,493
                                                                     -----------

Toronto -- 0.5%
        Metropolitan Municipality of Toronto,
  750   9.625%, 5/14/02 ..........................................       478,824
                                                                     -----------
        Total Canadian semi-government bonds
        (cost US$7,009,899) ......................................     6,532,411
                                                                     -----------

Utilities -- 0.4%
C$
     Bell Telephone Company of Canada,
500  10.50%, 7/15/09 .............................................       326,438
                                                                     -----------
     Total Canadian utility bonds
     (cost US$428,832) ...........................................       326,438
                                                                     -----------

Banking and Finance -- 0.7%
        Credit Local de France,
1,000   6.75%, 3/21/06 ...........................................       667,479
                                                                     -----------
        Total Canadian banking and finance bonds
        (cost US$710,755) ........................................       667,479
                                                                     -----------
        Total Canadian long-term investments
        (cost US$24,504,178) .....................................    22,621,499
                                                                     -----------

MALAYSIA -- 0.9%
Semi-Government Bonds -- 0.9%
MYR
        Danamodal Nasional Berhad,
3,100   0.00%, 10/21/03 ..........................................       780,466
                                                                     -----------
        Total Malaysia long-term investments
        (cost US$758,664) ........................................       780,466
                                                                     -----------

NEW ZEALAND -- 11.6%
Government Bonds -- 0.5%
NZ$
        Canadian Government,
1,000   6.625%, 10/03/07 .........................................       439,182
                                                                     -----------
        Total New Zealand government bonds
        (cost US$553,653) ........................................       439,182
                                                                     -----------

Utilities -- 1.0%
        Electricity Corporation of New Zealand Ltd.,

1,000   8.00%, 2/15/03 ...........................................       453,519

        TCNZ Finance Limited,
1,000   9.25%, 7/01/02 ...........................................       449,401
                                                                     -----------
        Total New Zealand utility bonds
        (cost US$1,150,172) ......................................       902,920
                                                                     -----------


                                      Aberdeen Commonwealth Income Fund, Inc. 15

As of April 30, 2002

Principal
Amount
Local
Currency (a)                                                            Value
(000)                         Description                               (US$)
--------------------------------------------------------------------------------
Banking and Finance -- 9.3%
NZ$
        Bayerische Hypo- und Vereinsbank AG,
2,000   7.00%, 9/14/05 ...........................................       892,279
        Commerzbank AG,
3,500   8.00%, 2/07/05 ...........................................     1,600,939
        Landesbank Baden-Wuerttemberg,
6,500   5.25%, 1/06/05 ...........................................     2,800,021
        Landesbank Hessen-Thueringen Girozentrale,
4,000   7.00%, 12/17/07 ..........................................     1,779,994
        Transpower Finance Ltd.,
  500   8.00%, 6/15/05 ...........................................       230,020
        WestPac Trust Securities
2,500   6.00%, 4/28/04 ...........................................     1,102,528
                                                                     -----------
        Total New Zealand banking and finance bonds
        (cost US$8,271,258) ......................................     8,405,781
                                                                     -----------

Corporate Non-Banks -- 0.8%
        Housing New Zealand,
1,500   8.00%, 11/15/06 ..........................................       696,663
                                                                     -----------
        Total New Zealand corporate non-bank bonds
        (cost US$797,822) ........................................       696,663
                                                                     -----------

        Total New Zealand long-term investments
        (cost US$10,772,905) .....................................    10,444,546
                                                                     -----------

PHILIPPINES -- 0.2%
Government Bonds -- 0.2%
PHP
        Philippine Government,
7,000   16.50%, 2/25/09 ..........................................       165,081
                                                                     -----------
        Total Philippine long-term investments
        (cost US$201,468) ........................................       165,081
                                                                     -----------

SINGAPORE -- 0.7%
Government bonds -- 0.5%
SG$
        Singapore Government,
   100  3.00%, 11/01/02 ..........................................        55,729
    50  4.00%, 3/01/07 ...........................................        28,893
   700  4.625%, 7/01/10 ..........................................       408,641
                                                                     -----------
        Total Singapore government bonds
        (cost US$502,841) ........................................       493,263
                                                                     -----------

Utilities -- 0.2%
        Singapore Power,
   250  4.60%, 9/21/07 ...........................................       145,595
                                                                     -----------
        Total Singapore corporate non-bank bonds
        (cost US$143,812) ........................................       145,595
                                                                     -----------
        Total Singapore long-term investments
        (cost US$646,653) ........................................       638,858
                                                                     -----------
SOUTH KOREA -- 4.1%
Government Bonds -- 1.8%
US$
        EMBARC Ltd. Linked Note
        Series 1-9,
 2,000  5.523%, 8/18/03 (b)(c) ...................................     1,601,320
                                                                     -----------
Government Banks -- 2.3%
        EMBARC Ltd. Linked Note
        Series 1-7,
 2,600  4.953%, 6/28/02 (b)(d) ...................................     2,026,882
                                                                     -----------
        Total Korean long-term investments
        (cost US$4,404,297) ......................................     3,628,202
                                                                     -----------

THAILAND -- 0.6%
Government Bonds -- 0.4%
THB
        Thailand Government,
   550  8.25%, 10/14/03 (e) ......................................        13,788
12,000  8.00%, 12/08/06 (e) ......................................       328,890
                                                                     -----------
        Total Thailand government bonds
        (cost US$342,477) ........................................       342,678
                                                                     -----------


16 Aberdeen Commonwealth Income Fund, Inc.

As of April 30, 2002

Principal
Amount
Local
Currency (a)                                                            Value
(000)                         Description                               (US$)
--------------------------------------------------------------------------------
Utilities -- 0.1%
THB
        Eastern Water Resources Development and Management
        Company Limited,
5,000   9.00%, 7/22/04 (e) .......................................       128,563
                                                                     -----------
        Total Thailand utility bonds
        (cost US$127,001) ........................................       128,563
                                                                     -----------

Corporate Non-Banks -- 0.1%
        Advanced Info Service Public Company Limited,
2,600   6.50%, 3/20/03 (e) .......................................        61,996
                                                                     -----------
        Total Thailand corporate non-bank bonds
        (cost US$68,911) .........................................        61,996
                                                                     -----------
        Total Thailand long-term investments
        (cost US$538,389) ........................................       533,237
                                                                     -----------

UNITED KINGDOM -- 36.1%
Government Bonds -- 27.7%
(pound)
        United Kingdom Treasury,
1,500   8.00%, 6/10/03 ...........................................     2,267,440
  500   5.00%, 6/07/04 ...........................................       731,326
1,250   8.50%, 12/07/05 ..........................................     2,022,127
1,100   7.50%, 12/07/06 ..........................................     1,751,310
  500   5.75%, 12/07/09 ..........................................       752,258
1,500   8.00%, 9/27/13 ...........................................     2,690,813
  600   8.00%, 12/07/15 ..........................................     1,109,075
3,000   8.00%, 6/07/21 ...........................................     5,874,561
2,350   6.00%, 12/07/28 ..........................................     3,908,429
        Republic of Finland,
1,000   8.00%, 4/07/03 ...........................................     1,495,904
1,250   10.125%, 6/22/08 .........................................     2,225,510
                                                                     -----------
        Total United Kingdom government bonds
        (cost US$27,188,019) .....................................    24,828,753
                                                                     -----------

Utilities -- 2.6%
        British Gas PLC,
1,400   8.875%, 7/08/08 ..........................................     2,335,501
                                                                     -----------
        Total United Kingdom utility bonds
        (cost US$2,201,821) ......................................     2,335,501
                                                                     -----------

Banking and Finance -- 5.8%
(pound)
        Abbey National Treasury Services PLC,
1,250   8.00%, 4/02/03 ...........................................     1,867,984
        Barclays Bank PLC,
1,000   9.875%, 5/29/49 ..........................................     1,731,943
        Lloyds Bank PLC,
  500   7.375%, 3/11/04 ..........................................       752,838
        Prudential Finance B.V.,
  500   9.375%, 6/04/07 ..........................................       840,523
                                                                     -----------
        Total United Kingdom banking and finance bonds
        (cost US$5,046,140) ......................................     5,193,288
                                                                     -----------
        Total United Kingdom long-term investments
        (cost US$34,435,980) .....................................    32,357,542
                                                                     -----------

UNITED STATES -- 1.0%
Yankee Bonds -- 1.0%
US$
        AES China Generating Company,
  100   10.125%, 12/15/06 ........................................        91,500
        Cable & Wireless Optus Finance,
  100   8.00%, 6/22/10 ...........................................       111,423
        CNOOC Finance Ltd.,
   50   6.375%, 3/08/12 ..........................................        49,798
        Korea Development Bank
  200   5.25%, 11/16/06 ..........................................       200,729
        Malaysia Government,
   50   7.50%, 7/15/11 ...........................................        53,095
        PCCW-HKTC Capital Ltd.,
  200   7.75%, 11/15/11 ..........................................       199,991
        Republic of Philippines,
   50   8.375%, 3/12/09 ..........................................        50,923
   50   9.375%, 1/18/17 ..........................................        52,375
  100   9.875%, 1/15/19 ..........................................       104,367
                                                                     -----------
        Total United States long-term bonds
        (cost US$887,322) ........................................       914,201
                                                                     -----------
        Total long-term investments
        (cost US$103,332,489) ....................................    95,996,312
                                                                     -----------


                                      Aberdeen Commonwealth Income Fund, Inc. 17

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2002

Principal
Amount
Local
Currency (a)                                                            Value
(000)                         Description                               (US$)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 25.0%
Australia -- 5.0%
A$
        Banque Nationale de Paris Fixed Deposit,
8,303   4.00%, 5/01/02
        (cost US$4,458,545) ......................................     4,458,544
                                                                     -----------
Canada -- 3.6%
C$
        State Street Bank and Trust Company Time Deposit,
2,572   1.75%, 5/01/02 ...........................................     1,638,530
2,544   1.75%, 5/08/02 ...........................................     1,620,692
                                                                     -----------
        (cost US$3,253,811) ......................................     3,259,222
                                                                     -----------

New Zealand -- 2.2%
NZ$
        State Street Bank and Trust Company Fixed Deposit
4,338   4.25%, 5/08/02
        (cost US$1,941,255) ......................................     1,941,255
                                                                     -----------
United Kingdom -- 4.0%
(pound)
        State Street Bank and Trust Company Fixed Deposit
2,439   3.875%, 5/01/02
        (cost US$3,533,623) ......................................     3,554,355
                                                                     -----------
United States -- 10.2%
US$
9,167   Repurchase Agreement, State Street Bank and Trust
        Company, 1.77% dated 4/30/02, due 5/01/02 in the
        amount of $9,167,451 (collateralized by $8,995,000
        U.S. Treasury Notes, 5.625% due 5/15/08; value
        $9,354,800)
        (cost US$9,167,000) ......................................     9,167,000
                                                                     -----------
        Total short-term investments
        (cost US$22,354,234) .....................................    22,380,376
                                                                     -----------
--------------------------------------------------------------------------------
Total Investments -- 132.0% (cost US$125,686,723)                   118,376,688
Net unrealized appreciation on forward foreign currency exchange
contracts -- 0.0% (f)                                                     2,586
Other assets in excess of liabilities -- 1.5%                         1,404,884
Liquidation value of preferred stock -- (33.5%)                     (30,000,000)
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shareholders -- 100.0%             $ 89,784,158
================================================================================

(a) Portfolio securities are listed based on currency in which they are traded;
      A$--Australian dollar
      C$--Canadian dollar
      MYR--Malaysian Ringgit
      NZ$--New Zealand dollar
      PHP--Philippine Peso
      SG$--Singapore dollar
      THB--Thailand Baht
      (pound)--British pound
      US$--United States dollar
(b) Coupon changes periodically upon a predetermined schedule. Stated interest rate in effect at April 30, 2002.
(c) Value of security is linked to the value of Government of Korea 7.70%, 8/16/03 and the movement of the South Korean Won.
(d) Value of security is linked to the value of Korea Development Bank 7.01%, 6/26/02 and the movement of the South Korean Won.
(e) Securities, or a portion thereof, pledged as collateral for forward currency exchange contracts.
(f) Forward foreign currency exchange contracts entered into as of April 30, 2002 were as follows:

---------------------------------------------------------------------------------------
Purchases
                                                                           Unrealized
Contracts to Receive   In exchange for   Settlement Date      Value       Appreciation
---------------------------------------------------------------------------------------
CNY 828,800              US$ 100,000        07/24/02       US$ 100,064       $   64
PHP 34,897,600           US$ 680,000        07/29/02       US$ 682,321        2,321
TWD 7,874,630            US$ 227,000        07/25/02       US$ 227,201          201
                                                                             ------
                                                                             $2,586
                                                                             ======


18 Aberdeen Commonwealth Income Fund, Inc.

Statement of Assets and Liabilities (unaudited)

April 30, 2002

Assets
Investments, at value (cost $125,686,723) ............................   $ 118,376,688
Foreign currency, at value (cost $3,097,639) .........................       3,123,663
Cash .................................................................         112,287
Interest receivable ..................................................       2,465,958
Net unrealized appreciation on forward foreign exchange contracts ....           2,586
Prepaid expenses .....................................................          12,700
                                                                         -------------
   Total assets ......................................................     124,093,882
                                                                         -------------
Liabilities
Payable for investments purchased ....................................       3,452,221
Dividends and distributions payable--common stock ....................         555,973
Investment management fee payable ....................................          68,093
Administration fee payable ...........................................          20,952
Accrued expenses and other liabilities ...............................         212,485
                                                                         -------------
   Total liabilities .................................................       4,309,724
                                                                         -------------

Preferred Stock
$.001 par value per share and $25,000 liquidation value per share ....      30,000,000
                                                                         -------------
Net Assets Applicable to Common Shareholders .........................   $  89,784,158
                                                                         -------------
Composition of Net Assets Applicable to Common Shareholders
Common stock (par value $.001 per share) .............................   $       9,266
Paid-in capital in excess of par .....................................     122,910,705
Distributions in excess of investment income .........................      (5,652,726)
Accumulated net realized losses on investment transactions ...........        (283,097)
Net unrealized depreciation on investments ...........................        (440,797)
Accumulated net realized foreign exchange losses .....................     (19,963,767)
Net unrealized foreign exchange losses ...............................      (6,795,426)
                                                                         -------------
Net Assets Applicable to Common Shareholders .........................   $  89,784,158
                                                                         =============
Net asset value per common share based on (9,266,209 shares
   issued and outstanding) ...........................................   $        9.69
                                                                         =============


                                      Aberdeen Commonwealth Income Fund, Inc. 19

Statement of Operations (unaudited)

For the Six Months Ended April 30, 2002

Net Investment Income
Income
  Interest and discount earned (net of foreign withholding
  taxes of $66,111) ..................................................   $   3,327,495
                                                                         -------------
Expenses
   Investment management fee .........................................         385,889
   Administration fee ................................................         118,735
   Directors' fees and expenses ......................................          83,071
   Reports to shareholders ...........................................          74,713
   Independent accountant's fees and expenses ........................          57,962
   Custodian's fees and expenses .....................................          48,338
   Auction agent's fees and expenses .................................          38,075
   Legal fees and expenses ...........................................          33,517
   Investor relations fees and expenses ..............................          30,313
   Insurance expense .................................................          26,481
   Registration fees .................................................          12,397
   Transfer agent's fees and expenses ................................          10,339
   Miscellaneous .....................................................          17,639
                                                                         -------------
     Total operating expenses ........................................         937,469
                                                                         -------------
Net investment income ................................................       2,390,026
                                                                         -------------
Realized and Unrealized Gains (Losses) on Investments and
Foreign Currencies
   Net realized gains on investment transactions .....................         165,533
   Net realized foreign exchange losses ..............................      (2,690,175)
                                                                         -------------
                                                                            (2,524,642)
                                                                         -------------
   Net change in unrealized depreciation of investments ..............      (4,288,434)
   Net change in unrealized foreign exchange losses ..................       5,496,367
                                                                         -------------
                                                                             1,207,933
                                                                         -------------
Net loss on investments and foreign currencies .......................      (1,316,709)
                                                                         -------------
Net increase in Net Assets from Operations ...........................       1,070,317
                                                                         -------------
Dividends to Shareholders from Net Investment Income
   Preferred Stock ...................................................        (307,524)
                                                                         -------------
Net Increase in Net Assets Applicable to Common Shareholders
Resulting from Operations ............................................   $     765,793
                                                                         =============


20 Aberdeen Commonwealth Income Fund, Inc.

Statement of Cash Flows (unaudited)

For the Six Months Ended April 30, 2002

Increase (Decrease) in Cash (Including Foreign Currency)
Cash flows provided from operating activities
   Interest received .................................................   $   3,571,389
   Operating expenses paid ...........................................        (905,277)
   Purchases of short-term portfolio investments, net ................      (7,466,944)
   Purchases of long-term portfolio investments ......................      (7,831,065)
   Proceeds from sales of long-term portfolio investments ............      18,711,105
   Dividends paid to preferred shareholders ..........................        (323,400)
   Other .............................................................          29,567
                                                                         -------------
     Net cash provided from operating activities .....................       5,785,375
                                                                         -------------
Cash flows used for financing activities
   Dividends paid to common shareholders .............................      (3,613,454)
                                                                         -------------
     Net cash used for financing activities ..........................      (3,613,454)
                                                                         -------------
Effect of exchange rate on cash ......................................          60,423
                                                                         -------------
Net increase in cash .................................................       2,232,344
   Cash at beginning of period .......................................       1,003,606
                                                                         -------------
   Cash at end of period .............................................   $   3,235,950
                                                                         -------------
Reconciliation of Net Increase in Net Assets Applicable to
Common Shareholders from Operations to Net Cash
(Including Foreign Currency) Provided from Operating Activities
   Net increase in net assets applicable to common shareholders
   resulting from operations .........................................   $     765,793
                                                                         -------------
   Decrease in investments ...........................................         231,283
   Net realized gains on investments .................................        (165,533)
   Net realized foreign exchange losses ..............................       2,690,175
   Net change in unrealized appreciation/depreciation on investments .       4,288,434
   Net change in unrealized foreign exchange losses ..................      (5,496,367)
   Increase in interest receivable ...................................         (26,514)
   Net decrease in other assets ......................................          29,567
   Increase in payable for investments purchased .....................       3,452,221
   Decrease in payable for preferred dividends .......................         (15,876)
   Increase in accrued expenses and other liabilities ................          32,192
                                                                         -------------
   Total adjustments .................................................       5,019,582
                                                                         -------------
Net cash provided from operating activities ..........................   $   5,785,375
                                                                         =============


                                      Aberdeen Commonwealth Income Fund, Inc. 21

Statements of Changes in Net Assets

                                                                   For the Six
                                                                   Months Ended        For the Year
                                                                  April 30, 2002           Ended
                                                                    (unaudited)        Oct. 31, 2001
-----------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets Applicable to
Common Shareholders
Operations
   Net investment income .....................................     $    2,390,026      $    6,563,995
   Net realized gains (losses) on investment transactions ....            165,533            (420,172)
   Net realized foreign exchange losses ......................         (2,690,175)         (4,541,817)
   Net change in unrealized appreciation/depreciation
     of investments ..........................................         (4,288,434)          3,076,210
   Net change in unrealized foreign exchange gains/losses ....          5,496,367           2,579,210
                                                                   --------------      --------------
   Net Increase in Net Assets from Operations ................          1,070,317           7,257,426
                                                                   --------------      --------------
Dividends to shareholders from net investment income
   Preferred stock ...........................................           (307,524)         (1,429,668)
                                                                   --------------      --------------
Net Increase in Net Assets Applicable to Common
Shareholders Resulting from Operations .......................            765,793           5,827,758
                                                                   --------------      --------------

   Dividends and distributions to common shareholders from
      net investment income ..................................         (3,520,792)         (3,178,810)
   Tax return of capital .....................................                 --          (4,604,057)
                                                                   --------------      --------------
Net decrease in net assets applicable to common shareholders
   resulting from dividends and distributions ................         (3,520,792)         (7,782,867)
                                                                   --------------      --------------
Total decrease in net assets applicable to common shareholders         (2,754,999)         (1,955,109)
Net Assets Applicable to Common Shareholders

Beginning of period ..........................................         92,539,157          94,494,266
                                                                   --------------      --------------
End of period (including distributions in excess of net
   investment income of ($5,652,726) and ($664,511),
   respectively) .............................................     $   89,784,158      $   92,539,157
                                                                   ==============      ==============


22 Aberdeen Commonwealth Income Fund, Inc.

Financial Highlights

                                                                 For the Six          For the Year Ended
                                                                 Months Ended             October 31,
                                                                April 30, 2002     --------------------------
                                                                (unaudited)(1)       2001            2000
-------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value per common share, beginning of period ........     $    9.99       $   10.20       $   12.14
                                                                   ---------       ---------       ---------
Net investment income ........................................          0.26            0.71            0.81
Net realized and unrealized gains (losses) on investments and
  foreign currencies .........................................         (0.15)           0.07           (1.68)
Dividends to preferred shareholders:
  From net investment income .................................         (0.03)          (0.15)          (0.16)
  From net realized gains on investment transactions .........            --              --           (0.04)
                                                                   ---------       ---------       ---------
  Total from investment operations applicable to
    common shareholders ......................................          0.08            0.63           (1.07)
                                                                   ---------       ---------       ---------
Dividends and distributions to common shareholders:
  From net investment income .................................         (0.38)          (0.34)          (0.71)
  Tax return of Capital ......................................            --           (0.50)             --
  From net realized gains on investment transactions .........            --              --           (0.16)
                                                                   ---------       ---------       ---------
  Total dividends and distributions ..........................         (0.38)          (0.84)          (0.87)
                                                                   ---------       ---------       ---------
Net asset value per common share, end of period ..............     $    9.69       $    9.99       $   10.20
                                                                   =========       =========       =========
Market value, end of period ..................................     $    8.85       $    9.00       $  8.8750
                                                                   =========       =========       =========

Number of shares of common stock outstanding (000 omitted) ...         9,266           9,266           9,266

Total investment return based on:(2)
  Market value ...............................................          3.46%          11.20%          (6.11)%
  Net asset value ............................................          1.64%           7.40%          (7.78)%

Ratio to Average Net Assets Applicable to Common
  Shareholders(3)/Supplementary Data:
Net assets of common shareholders, end of period (000 omitted)     $  89,784       $  92,539       $  94,494
Average net assets of common shareholders (000 omitted) ......        89,432          93,987         105,657
Operating expenses ...........................................          2.10%           2.11%           2.02%
Net investment income(3) .....................................          4.66%           5.46%           5.39%
Portfolio turnover ...........................................            11%             17%             29%
Senior securities (preferred stock) outstanding (000 omitted)      $  30,000       $  30,000       $  30,000
Asset coverage on preferred stock at year end ................           399%            408%            415%
------------------------------------------------------------------------------------------------------------

(1) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the six months ended April 30, 2002 was to decrease net investment income per share by $0.05, decrease net realized and unrealized loss on investments and foreign exchange losses by $0.05 and decrease the ratio of net investment income to average net asset from 5.71% to 4.66% based on common shareholders. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.
(3) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratio of net investment income before preferred stock dividends to average net assets of common shareholders is 5.34%, 6.98%, 7.12%, 6.76%, 7.50%, and 8.10%, respectively.


                                      Aberdeen Commonwealth Income Fund, Inc. 23

Financial Highlights (concluded)

                                                                             For the Year Ended
                                                                                 October 31,
                                                                   -----------------------------------------
                                                                      1999            1998            1997
------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value per common share, beginning of period ........     $   13.07       $   13.94       $   14.32
                                                                   ---------       ---------       ---------
Net investment income ........................................          0.87            0.99            1.14
Net realized and unrealized gains (losses) on investments and
  foreign currencies .........................................         (0.70)          (0.73)          (0.34)
Dividends to preferred shareholders:
  From net investment income .................................         (0.11)          (0.14)          (0.17)
  From net realized gains on investment transactions .........         (0.04)          (0.04)             --
                                                                   ---------       ---------       ---------
  Total from investment operations applicable to
    common shareholders ......................................          0.02            0.08            0.63
                                                                   ---------       ---------       ---------
Dividends and distributions to common shareholders:
  From net investment income .................................         (0.62)          (0.87)          (0.99)
  Tax return of Capital ......................................            --              --              --
  From net realized gains on investment transactions .........         (0.33)          (0.08)          (0.02)
                                                                   ---------       ---------       ---------
  Total dividends and distributions ..........................         (0.95)          (0.95)          (1.01)
                                                                   ---------       ---------       ---------
Net asset value per common share, end of period ..............     $   12.14       $   13.07       $   13.94
                                                                   =========       =========       =========
Market value, end of period ..................................     $  10.375       $ 10.8125       $ 12.4375
                                                                   =========       =========       =========
Number of shares of common stock outstanding (000 omitted) ...         9,266           9,266           9,266

Total investment return based on:(2)
  Market value ...............................................          4.89%          (5.59)%         13.78%
  Net asset value ............................................          1.53%           1.82%           5.76%

Ratio to Average Net Assets Applicable to Common
  Shareholders(3)/Supplementary Data:
Net assets of common shareholders, end of period (000 omitted)     $ 112,504       $ 121,096       $ 129,158
Average net assets of common shareholders (000 omitted) ......       119,257         122,266         130,125
Operating expenses ...........................................          1.95%           1.70%           1.63%
Net investment income(3) .....................................          5.53%           6.17%           6.88%
Portfolio turnover ...........................................            40%             36%             24%
Senior securities (preferred stock) outstanding (000 omitted)      $  30,000       $  30,000       $  30,000
Asset coverage on preferred stock at year end ................           475%            504%            530%
------------------------------------------------------------------------------------------------------------

(1) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the six months ended April 30, 2002 was to decrease net investment income per share by $0.05, decrease net realized and unrealized loss on investments and foreign exchange losses by $0.05 and decrease the ratio of net investment income to average net asset from 5.71% to 4.66% based on common shareholders. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.
(3) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratio of net investment income before preferred stock dividends to average net assets of common shareholders is 5.34%, 6.98%, 7.12%, 6.76%, 7.50%, and 8.10%, respectively.


24 Aberdeen Commonwealth Income Fund, Inc.

Notes to Financial Statements

Note 1. Investment Objectives

Aberdeen Commonwealth Income Fund, Inc. (the "Fund") was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified investment company.

The Fund's principal investment objective is to provide high current income by investing primarily in fixed-income securities denominated in Commonwealth Currencies. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. The Fund will seek to achieve its investment objective through investment in securities denominated in the Commonwealth Currencies and in Global Debt Securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

Note 2. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation: The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America using the United States dollar as both the functional and reporting currency. However, the Commonwealth Currencies (excluding New Zealand) are the functional currencies for Federal tax purposes (see Taxes below).

Foreign Currency Translation: Foreign currency amounts are translated into United States dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing rates of exchange as reported by a major bank;

(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at fiscal period end. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year.

Net realized foreign exchange losses includes realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the U.S. dollar


                                      Aberdeen Commonwealth Income Fund, Inc. 25
equivalent amounts actually received or paid. Net unrealized foreign exchange losses include changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated realized and unrealized foreign exchange losses shown in the composition of net assets represent foreign exchange losses for book purposes that have not yet been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The exchange rates of the Commonwealth Currencies utilized by the Fund at April 30, 2002 were US$.5370 to A$1.00, US$0.6371 to C$1.00, US$0.4475 to NZ$1.00,
US$1.4573 to (pound)1.00.

Security Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued at the last trade price on or within one local business day of the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the quoted bid price or the mean between the quoted bid and asked price on the date of determination as obtained from a pricing source. Securities for which market quotations are not readily available are valued at fair value in good faith using methods determined by or under the direction of the Fund's Board of Directors.

Securities purchased with a maturity of less than 60 days are valued at amortized cost. Securities purchased with a maturity of greater than 60 days are valued at current market quotations until the 60th day prior to maturity. At that time, the value of the security on the 61st day prior to maturity is amortized on a straight-line basis to value the security for the remaining 60 days.

Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian/counterparty segregates the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized


26 Aberdeen Commonwealth Income Fund, Inc.

and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts on securities purchased are accreted on an effective yield basis over the estimated lives of the respective securities. Expenses are accrued on a daily basis.

Change in Accounting Principles:

As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change has no impact on the net asset value of the Fund. Prior to November 1, 2001, the Fund did not amortize premiums on debt securities.

The Fund determined that the adoption of premium amortization policy resulted in a cumulative reduction of $3,549,925 in the recorded cost of investments (but not their market value) and a corresponding $3,549,925 increase in net unrealized appreciation on investments and foreign exchange losses, based on investments owned by the Fund on November 1, 2001.

The effect of this change for the six-month period ended April 30, 2002, was to decrease net investment income by $472,412, decrease net unrealized appreciation/depreciation on investments and foreign exchange losses by $572,260 and increase net realized gains by $1,044,672. Because the Fund determines its required distributions under Federal income tax laws, adoption of this principle will not affect the amount or composition of distributions paid to shareholders. The statements of changes in net assets and financial highlights for prior periods have not been restated to reflect the change in accounting principle.

Derivative Financial Instruments: The Fund is authorized to use derivatives to manage both currency and interest rate risk for global debt securities. With respect to investments denominated in Commonwealth currencies, derivatives can only be used to manage interest rate risk. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract.

Forward Currency Contracts: A forward currency contract involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The foreign currency contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or


                                      Aberdeen Commonwealth Income Fund, Inc. 27
loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Financial futures contracts: A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of April 30, 2002, there were no open futures contracts.

Options: When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). As of April 30, 2002, there were no open option contracts.

Dividends: Dividends and distributions to common shareholders are recorded on the ex-dividend date. These are based upon net investment income and capital and currency gains determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies and loss deferrals. Dividends and distributions to preferred shareholders are accrued on a daily basis and are determined as described in
Note 6.

Taxes: For Federal income and excise tax purposes, substantially all of the Fund's transactions are accounted for using the functional currencies. Accordingly, only realized currency gains and losses resulting from the repatriation of any of the Commonwealth Currencies into U.S. dollars or another Commonwealth Currency and realized currency gains and


28 Aberdeen Commonwealth Income Fund, Inc.

losses on non-Commonwealth currencies are recognized for tax purposes.

No provision has been made for United States of America Federal income taxes because it is the Fund's policy to meet the requirements of the United States of America Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Under the applicable foreign tax law, a withholding tax may be imposed on interest and discounts earned at various rates.

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency.

Use of Estimates: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3. Agreements

The Fund has agreements with Aberdeen Asset Managers (C.I.) Limited (the "Investment Manager"), Aberdeen Asset Management Limited (the "Investment Adviser"), and Princeton Administrators, L.P. (the "Administrator"). The Investment Manager and the Investment Adviser are wholly-owned subsidiaries of Aberdeen Asset Management Plc. The Investment Manager has entered into an agreement with CIBC World Markets, Inc. (the "Consultant").

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser and the Consultant, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 0.65% of the Fund's average weekly net assets up to $200 million, 0.60% of such assets between $200 million and $500 million and 0.55% of such assets in excess of $500 million. The administration agreement provides the Administrator with a fee computed and payable monthly at


                                      Aberdeen Commonwealth Income Fund, Inc. 29
the annual rate of 0.20% of the Fund's average weekly net assets, subject to a minimum annual payment of $150,000 ($12,500 per month). The Investment Manager pays fees to the Investment Adviser and the Consultant for their services rendered.

The Investment Manager informed the Fund that it paid $149,290 to the Investment Adviser and $6,000 to the Consultant during the six months ended April 30, 2002.

Effective March 1, 2000, the Fund entered into an agreement with EquitiLink USA, Inc. (doing business under the name Aberdeen Asset Management ("AAM"), an affiliate, to provide investor relation services. This agreement provides AAM with a monthly retainer of $4,000 plus out of pocket expenses. For the six months ended April 30, 2002, the Fund paid AAM $27,328.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2002 aggregated $11,283,286 and $18,711,105, respectively.

The United States of America federal income tax basis of the Fund's investments at April 30, 2002 was $121,687,808 and accordingly, net unrealized depreciation for United States federal income tax purposes was $3,311,119 (gross unrealized appreciation -- $1,179,921, gross unrealized depreciation -- $4,491,041.)

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2001 of approximately $428,662 which expires in 2009. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.

Note 5. Common Stock

There are 300 million shares of $.001 par value common stock authorized and 9,266,209 shares outstanding at April 30, 2002.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period, if and when the discount to net asset value is at least 10%. Through April 30, 2002, there have been no share repurchases through this program.

Note 6. Preferred Stock

There are 100 million shares of $.001 par value of Auction Market Preferred Stock ("Preferred Stock") authorized. The preferred shares have rights as determined by the Board of Directors. The 1,200 shares of Preferred Stock outstanding


30 Aberdeen Commonwealth Income Fund, Inc.

Notes to Financial Statements (concluded)

consist of one series, W-7. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends whether or not declared.

Dividends on the Preferred Stock are cumulative at a rate typically reset every seven days based on the results of an auction. Dividend rates ranged from 1.87% to 2.70% during the six months ended April 30, 2002. Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.

The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Fund's directors.

A recent Securities and Exchange Commission staff announcement, Emerging Issues Task Force Discussion ("EITF D"-98), Classification and Measurement of Redeemable Securities, was issued providing new guidance related to the presentation of Preferred Shares in the financial statements. To conform with this guidance, the Fund has reclassified its Preferred Stock outside of net assets in the Statement of Assets and Liabilities and restated its Statement of Changes in Net Assets to reflect only net assets applicable to common shareholders.

Note 7. Subsequent Dividends

Subsequent to April 30, 2002, the Board of Directors of the Fund declared distributions of $0.06 per common share payable on June 7, 2002 and July 12, 2002 to common shareholders of record on May 31, 2002 and June 28, 2002.

Subsequent to April 30, 2002, dividends and distributions declared and paid on preferred shares totaled approximately $90,912 for the outstanding preferred share series through June 20, 2002.


                                      Aberdeen Commonwealth Income Fund, Inc. 31

Supplemental Proxy Information (unaudited)

The Annual Meeting of Shareholders of Aberdeen Commonwealth Income Fund, Inc. was held on March 21, 2002 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The description of each proposal and number of shares voted at the meeting are as follows:

---------------------------------------------------------------------------------
                                                        Votes For  Votes Withheld
---------------------------------------------------------------------------------
1. To elect four directors to serve as Class I
   directors for a three-year term expiring in 2005:
                              David L. Elsum            8,461,524      188,277
                              Laurence S. Freedman      8,462,198      187,603
                              E. Duff Scott             8,461,524      188,277
                              Sir David Rowe-Ham        8,461,524      188,277
---------------------------------------------------------------------------------

                                                        Votes For  Votes Withheld
---------------------------------------------------------------------------------
2. To elect two directors to represent the interests
   of the holders of the preferred stock for the
   ensuing year:
                              Dr. Anton E. Schrafl          1146          2
                              John T. Sheehy                1146          2
---------------------------------------------------------------------------------

Directors whose term of office continued beyond this meeting are as follows:
Martin J. Gilbert, Neville J. Miles, William J. Potter, Peter D. Sacks, Warren
C. Smith and Hugh Young.


32 Aberdeen Commonwealth Income Fund, Inc.

Directors

Martin J. Gilbert, Chairman
David L. Elsum
Laurence S. Freedman
Neville J. Miles
William J. Potter
Sir David Rowe-Ham
Peter D. Sacks
Anton E. Schrafl
E. Duff Scott
John T. Sheehy
Warren C. Smith
Hugh Young

Officers

Hugh Young, President
Michael Karagianis, Vice President
Christian Pittard, Treasurer and Assistant Secretary
Roy M. Randall, Secretary
James Blair, Assistant Vice President
Beverley Hendry, Assistant Treasurer
Timothy Sullivan, Assistant Treasurer
Simon Bignell, Assistant Treasurer
Allan S. Mostoff, Assistant Secretary
Margaret A. Bancroft, Assistant Secretary
Sander M. Bieber, Assistant Secretary

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

[RECYCLED LOGO] Printed on post-consumer recycled paper


                                      Aberdeen Commonwealth Income Fund, Inc. 33

Corporate Information

Investment Manager                  Aberdeen Asset Managers (C.I.) Limited
                                    P.O. Box 578, 17 Bond Street
                                    St. Helier, Jersey JE45XB
                                    Channel Islands

Investment Advisor                  Aberdeen Asset Management Limited
                                    Level 6, 201 Kent Street
                                    Sydney, NSW 2000, Australia

Consultant                          CIBC World Markets, Inc.
                                    BCE Place, Canada Trust Tower
                                    P.O. Box 500
                                    Toronto, Ontario, M5J 2S8
                                    Canada

Administrator                       Princeton Administrators, L.P.
                                    P.O. Box 9095
                                    Princeton, New Jersey 08543-9095

Custodian & Transfer Agent          State Street Bank and Trust Company
                                    1 Heritage Drive
                                    North Quincy, Massachusetts 02171

Auction Agent                       Deutsche Bank
                                    Four Albany Street
                                    New York, New York 10006

Independent Accountants             PricewaterhouseCoopers LLP
                                    1177 Avenue of the Americas
                                    New York, New York 10036

Legal Counsel                       Dechert
                                    1775 Eye Street, N.W.
                                    Washington, DC 20006

                                    Stikeman Elliott
                                    Level 40 Chifley Tower
                                    2 Chifley Square
                                    Sydney, NSW 2000, Australia

Investor Relations                  Aberdeen Asset Management
                                    45 Broadway, 31st Floor
                                    New York, New York 10006
                                    1-800-522-5465 or 1-212-968-8800
                                    InvestorRelations@aberdeen-asset.com

                                     [LOGO]
                                    Aberdeen
                                 ASSET MANAGERS

                     Aberdeen Asset Managers (C.I.) Limited

 The common shares of Aberdeen Commonwealth Income Fund, Inc. are traded on the New York Stock Exchange under the symbol "FCO." Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Commonwealth Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

                                   [GRAPHIC]

               Invests primarily in global fixed-income securities